P O T O M A C  E L E C T R I C  P O W E R  C O M P A N Y

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of POTOMAC ELECTRIC POWER COMPANY (the "Company") hereby constitute and appoint Edward F. Mitchell, H. Lowell Davis, William T. Torgerson, Dennis
R. Wraase, Anthony J. Kamerick, Peyton G. Middleton, Jr. and Ellen Sheriff Rogers, and each of them, their true and lawful attorneys and agents with full power and authority, in their names and on their behalf, or otherwise, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable Potomac Electric Power Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-3 to be filed under the Act for the registration of $350,000,000 aggregate principal amount of First Mortgage Bonds and/or Medium-Term Notes of the Company (the "Securities"), and a Registration Statement for the registration of up to an additional 20% of aggregate principal amount of securities filed in accordance with Rule 462(b) under the Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors and officers in the respective capacities indicated below, to any and all amendments to said Registration Statements and to any instruments or documents filed as a part of or in connection with said Registration Statements or amendments thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed, or caused to be subscribed, these presents this 28th day of July, 1995.

                                               Signature


                                   /s/Edward F. Mitchell
Principal Executive Officers:         EDWARD F. MITCHELL
                                      Chairman of the Board and
                                        Chief Executive Officer

                                   /s/John M. Derrick, Jr.
                                      JOHN M. DERRICK, JR.
                                      President and Director

                                   /s/H. Lowell Davis
Principal Financial Officer:          H. LOWELL DAVIS
                                      Vice Chairman and
                                        Chief Financial Officer


                                   /s/Dennis R. Wraase
Principal Accounting Officer:         DENNIS R. WRAASE
                                      Senior Vice President,
                                       Finance and Accounting           (over)


                                       /s/Roger R. Blunt, Sr.
Director                                  ___________________________________
                                          ROGER R. BLUNT, SR.


                                       /s/A. James Clark
Director                                  ___________________________________
                                          A. JAMES CLARK


                                       /s/Richard E. Marriott
Director                                  ___________________________________
                                          RICHARD E. MARRIOTT


                                       /s/David O. Maxwell
Director                                  ___________________________________
                                          DAVID O. MAXWELL


                                       /s/Floretta D. McKenzie
Director                                  ___________________________________
                                          FLORETTA D. McKENZIE


                                       /s/Ann D. McLaughlin
Director                                  ___________________________________
                                          ANN D. McLAUGHLIN


                                       /s/Peter F. O'Malley
Director                                  ___________________________________
                                          PETER F. O'MALLEY


                                       /s/Louis A. Simpson
Director                                  ___________________________________
                                          LOUIS A. SIMPSON


                                       /s/A. Thomas Young
Director                                  ___________________________________
                                          A. THOMAS YOUNG